13. Restatement	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Text Block [Abstract]
13. Restatement

Subsequent to the issuance of the Company’s 2011 and 2010 consolidated financial statements, management determined that it should have expensed certain alleged unauthorized borrowings in 2011, 2010 and certain other prior periods rather than reporting these amounts as a secured receivable, although such funds were fully secured with common shares of the Company owned personally and pledged by certain directors of the Company.  Accordingly, the consolidated financial statements have been restated to correct this error.  On August 16, 2012, as a direct result of this restatement, the Company rescinded the pledge agreements guaranteeing the receivable and returned the pledged shares to the three directors.  The resulting effect of the restatement in 2011 is: (1) a reduction of receivable from stockholder, secured – related party, current assets and total assets of $2,209,960, (2) an increase in loss due to unauthorized borrowing and net loss of $14,876 and (3) an increase in cash used in operations of $14,876.  The resulting effect of the restatement in 2010 is: (1) a reduction of receivable from stockholder, secured – related party, current assets and total assets of $2,195,084, (2) an increase in loss due to unauthorized borrowing and net loss of $261,468, (3) an increase in the net loss per share by $0.01, and (4) an increase in cash used in operations of $140,939.  Moreover, the opening accumulated deficit as of December 31, 2009 increased from $792,167 to $2,725,783.  Certain applicable portions of Notes 1, 4, 10, 13, 15 and 16 have also been revised accordingly.